SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of this Report, the date the financial statements were available to be issued, noting the following items that would impact the accounting for events or transactions in the current period or require additional disclosure.

On April 4, 2022, the Company executed an unsecured convertible promissory note for a principal amount of $200,000, at an interest rate of 10% per annum, maturing on April 4, 2024, with an original issue discount of $7,500. The principal amount of convertible promissory note is convertible into shares of common stock equal to 3.23% of the fully diluted share capital of the Company as of the conversion date. The Company received a cash consideration of $192,500 on April 4, 2022.

On April 6, 2022, the noteholder of Note B agreed to extend the maturity date of Note B from March 1, 2022 to March 1, 2024 and waiving all events of Default, known or unknown. All other terms of the Secured Convertible Promissory Note remain the same (Note 5).

On April 8, 2022, the Company issued 7,828,223 shares of its common stock for cash consideration of $98,636 and paid sales commissions of $1,973, pursuant to the Equity Financing Agreement.

On May 6, 2022, the Company issued 4,969,077 shares of its common stock for cash consideration of $43,095 and paid sales commissions of $4,310, pursuant to the Equity Financing Agreement.